SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) January 29, 2007
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 29, 2007, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the first fiscal quarter ended December 31, 2006. A copy of the press release is being furnished herewith as an exhibit and incorporated herein by reference.

The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated January 29, 2007, issued by AMCON Distributing Company announcing financial results for the first fiscal quarter ended December 31, 2006


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: January 29, 2007          By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer





                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1 Press release, dated January 29, 2007, issued by AMCON Distributing Company announcing financial results for the first fiscal quarter ended December 31, 2006




                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS FULLY DILUTED FIRST FISCAL QUARTER EARNINGS OF $1.49 PER SHARE

NEWS RELEASE

Chicago, IL, January 29, 2007 - AMCON Distributing Company ("AMCON")) (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce that the earnings for first fiscal quarter ended December 31, 2006 were $1.49 per share on a fully diluted basis. "We are now beginning to see the tangible results of our management teams concentrated efforts over the course of the last year", said Christopher Atayan, AMCON's Chief Executive Officer. "Going forward we still have some challenges from the past that we have to address, however we are now in a position to be able to commit more resources to growing our two core businesses."

AMCON reported revenues of approximately $200.3 million in its Wholesale Distribution business and operating income before depreciation and
amortization of approximately $2.9 million.   AMCON's Retail Health Food
business reported revenues of approximately $9.1 million and operating income before depreciation and amortization of approximately $0.7 million.

Kathleen Evans, President of AMCON's Wholesale Business, commented "This was a solid quarter across the board. We look forward to carrying the momentum into 2007." Eric Hinkefent, President of AMCON's Retail Health Food business, said "We continue to look for growth opportunities. Our business model is working well and benefits from the trend toward natural and organic products."

The recent Midwest winter ice storms briefly impacted both of AMCON's business segments. More detail will be provided when the company reports its second fiscal quarter results.

As previously reported, AMCON divested the assets of its Hawaiian Natural Water Company on November 20, 2006 and the results of operations for that partial period are recorded in discontinued operations. In addition, AMCON reported a gain on disposal net of taxes of approximately $0.9 million.

AMCON also reported two executive appointments. Andrew Plummer the company's interim chief financial officer was named to the post on a permanent basis. Additionally, Philip Campbell who has been a financial consultant to the company in connection with its discontinued operations, was named to the newly created position of Senior Vice President Financial Planning and Compliance. "Andy earned his promotion the old fashioned way, through hard work and diligence" noted Atayan. "Philip was the logical choice for this new position, as he has been a part of our team for several years now and is well respected both internally and externally" continued Atayan. Plummer commented "We are in the process of building a cutting edge financial department that will enable us to take advantage of our many corporate strengths. Ultimately this will not only benefit us, it will also enable us to continue our customer service leadership position in the industry."





AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964



























                               AMCON Distributing Company and Subsidiaries
                                 Condensed Consolidated Balance Sheets
                               December 31, 2006 and September 30, 2006
-----------------------------------------------------------------------------------------------------
                                                                     December 2006     September 2006
                                                                      (Unaudited)
                                                                      ------------     --------------
                      ASSETS
Current assets:
  Cash                                                               $    433,565       $    481,138
  Accounts receivable, less allowance for doubtful
    accounts of $0.9 million and $0.9 million, respectively            28,207,328         27,815,751
  Inventories, net                                                     26,291,459         24,443,063
  Deferred income taxes                                                 1,972,988          1,972,988
  Current assets of discontinued operations                                13,744          1,172,805
  Prepaid and other current assets                                      5,054,447          5,369,154
                                                                     ------------       ------------
     Total current assets                                              61,973,531         61,254,899

Property and equipment, net                                            12,248,355         12,528,539
Goodwill                                                                5,848,808          5,848,808
Other intangible assets                                                 3,429,869          3,439,803
Deferred income taxes                                                   5,857,028          6,772,927
Noncurrent assets from discontinued operations                          2,382,648          3,774,106
Other assets                                                            1,313,750          1,247,464
                                                                     ------------       ------------
                                                                     $ 93,053,989       $ 94,866,546
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
  Accounts payable                                                   $ 13,830,334       $ 14,633,124
  Accrued expenses                                                      4,483,797          4,687,789
  Accrued wages, salaries and bonuses                                   1,362,488          1,879,699
  Income taxes payable                                                     69,987            168,936
  Current liabilities of discontinued operations                        5,747,896          7,461,549
  Current maturities of credit facility                                 3,896,000          3,896,000
  Current maturities of long-term debt                                    492,816            524,130
                                                                     ------------       ------------
     Total current liabilities                                         29,883,318         33,251,227
                                                                     ------------       ------------
Credit facility, less current maturities                               45,661,073         44,927,429
Long-term debt, less current maturities                                 6,939,204          7,069,357
Noncurrent liabilities of discontinued operations                       4,865,822          5,087,230

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,982,372          1,982,372

Commitments and contingencies

Shareholders' equity (deficiency):
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    none outstanding                                                            -                  -
  Common stock, $.01 par value, 3,000,000
    shares authorized, 527,062 outstanding                                  5,271              5,271
  Additional paid-in capital                                            6,281,476          6,278,476
  Accumulated deficit                                                  (6,860,547)        (8,030,816)
                                                                     ------------       ------------
     Total shareholders' deficiency                                      (573,800)        (1,747,069)
                                                                     ------------       ------------
                                                                     $ 93,053,989       $ 94,866,546
                                                                     ============       ============





                                 AMCON Distributing Company and Subsidiaries
                          Condensed Consolidated Unaudited Statements of Operations
                            for the three months ended December 31, 2006 and 2005
---------------------------------------------------------------------------------------------------------
                                                                               2006             2005
                                                                           -------------    -------------
Sales (including excise taxes of
 $49.5 million and $48.2 million,
 respectively)                                                             $ 209,366,149    $ 198,217,081

Cost of sales                                                                194,325,018      184,189,751
                                                                           -------------    -------------
Gross profit                                                                  15,041,131       14,027,330
                                                                           -------------    -------------

Selling, general and administrative expenses                                  12,405,083       12,650,217
Depreciation and amortization                                                    457,843          478,725
                                                                           -------------    -------------
                                                                              12,862,926       13,128,942
                                                                           -------------    -------------
Operating income                                                               2,178,205          898,388
                                                                           -------------    -------------
Other expense (income):
   Interest expense                                                            1,268,662        1,157,466
   Other (income), net                                                           (31,081)         (20,782)
                                                                           -------------    -------------
                                                                               1,237,581        1,136,684
                                                                           -------------    -------------
Income (loss) from continuing operations
  before income taxes                                                            940,624         (238,296)

Income tax expense (benefit)                                                     363,000          (79,000)
                                                                           -------------    -------------
Income (loss) from continuing operations                                         577,624         (159,296)
                                                                           -------------    -------------
Discontinued operations

 Gain on disposal of discontinued operations,
  net of income tax expense of $0.7 million                                      895,588                -

 (Loss) from discontinued operations,
  net of income tax (benefit) of ($0.1) million
  and ($0.6) million, respectively                                              (197,410)      (1,027,638)
                                                                           -------------    -------------
Income (loss) on discontinued operations                                         698,178       (1,027,638)
                                                                           -------------    -------------
Net income (loss)                                                              1,275,802       (1,186,934)

Preferred stock dividend requirements                                           (105,533)         (74,867)
                                                                           -------------    -------------
Net income (loss) available to common shareholders                         $   1,170,269    $  (1,261,801)
                                                                           =============    =============
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                                                $        0.90    $       (0.44)
      Discontinued operations                                                       1.32            (1.95)
                                                                           -------------    -------------
   Net basic earnings (loss) per share
     available to common shareholders                                      $        2.22    $       (2.39)
                                                                           =============    =============
   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                                                $        0.68    $       (0.44)
      Discontinued operations                                                       0.81            (1.95)
                                                                           -------------    -------------
   Net diluted earnings (loss) per share
     available to common shareholders                                      $        1.49    $       (2.39)
                                                                           =============    =============

Weighted average shares outstanding:
  Basic                                                                          527,062          527,062
  Diluted                                                                        854,427          527,062




                                    AMCON Distributing Company and Subsidiaries
                             Condensed Consolidated Unaudited Statements of Cash Flows
                            for the three month periods ended December 31, 2006 and 2005
----------------------------------------------------------------------------------------------------
                                                                            2006            2005
                                                                       ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                    $  1,275,802    $  (1,186,934)
  Deduct: income (loss) from discontinued operations, net of tax            698,178       (1,027,638)
                                                                       ------------     ------------
 Income (loss) from continuing operations                                   577,624         (159,296)

  Adjustments to reconcile net income (loss) from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                           447,909          468,792
     Amortization                                                             9,934            9,933
     (Gain) loss on sale of property and equipment                          (11,116)           2,035
     Stock based compensation                                                 3,000           15,000
     Deferred income taxes                                                  915,899         (543,423)
     Provision for losses on doubtful accounts                              (76,196)               -
     Provision for losses on inventory obsolescence                         172,503           88,132

  Changes in assets and liabilities:
     Accounts receivable                                                   (315,381)       1,686,986
     Inventories                                                         (2,020,899)      (4,710,930)
     Other current assets                                                   314,707          579,042
     Other assets                                                           (66,286)          (7,836)
     Accounts payable                                                      (802,790)       1,672,707
     Accrued expenses and accrued wages, salaries and bonuses              (721,203)        (935,357)
     Income tax payable and receivable                                      (98,949)        (118,798)
                                                                       ------------     ------------
Net cash flows from operating activities - continuing operations         (1,671,244)      (1,953,013)
Net cash flows from operating activities - discontinued operations       (1,844,710)        (529,260)
                                                                       ------------     ------------
Net cash flows from operating activities                                 (3,515,954)      (2,482,273)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (170,809)        (133,871)
     Proceeds from sales of property and equipment                           14,200           29,599
                                                                       ------------     ------------
Net cash flows from investing activities - continuing operations           (156,609)        (104,272)
Net cash flows from investing activities - discontinued operations        3,753,394          (17,771)
                                                                       ------------     ------------
Net cash flows from investing activities                                  3,596,785         (122,043)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings on bank credit agreements                               733,644        3,194,790
     Dividends paid on preferred stock                                     (105,533)         (74,867)
     Principal payments on long-term debt                                  (161,467)        (163,491)
                                                                       ------------     ------------
Net cash flows from financing activities - continuing operations            466,644        2,956,432
Net cash flows from financing activities - discontinued operations         (595,048)         633,543
                                                                       ------------     ------------
Net cash flows from financing activities                                   (128,404)       3,589,975
                                                                       ------------     ------------
Net change in cash                                                          (47,573)         985,659

Cash, beginning of period                                                   481,138          546,273
                                                                       ------------     ------------
Cash, end of period                                                    $    433,565     $  1,531,932
                                                                       ============     ============

Supplemental disclosure of cash flow information:
  Cash paid during the period for interest                             $  1,262,202     $  1,162,291
  Cash paid (refunded) during the period for income taxes                    98,949          (26,890)

Supplemental disclosure of non-cash information:
  Buyer's assumption of HNWC lease in connection with
  the sale of HNWC's assets - discontinued operations                       225,502                -


-end-